Exhibit 10.1

ASSET PURCHASE AGREEMENT

FOR

ONE STOP PRESCRIPTIONS #2 owned by DB VAUGHAN, INC.

The “Asset Purchase Agreement for One Stop Prescriptions #2 owned by DB Vaughan, Inc.” (Agreement) is dated this 11th day of August, 2005, between DB Vaughan, Inc., (“Pharmacy” or “Seller”) a Texas Corporation and Rx Fulfillment Services, Inc. (“RxFS” or “Buyer”), a Nevada Corporation.

Recitals

Pharmacy is the owner of certain stock, licenses, furniture, fixtures, inventory, computers, software, leases, hardware, operations, contracts, equipment and other items.  A list of all assets owned by and to be included in the sale of Pharmacy is attached to this Agreement in globo as Exhibit “A” and incorporated herein by reference.

Purchase Price and Terms

RxFS shall pay twenty thousand ($20,000.00) dollars and 100,000 shares of common stock in Intrepid Holdings, Inc. for, as according to the Recitals above, all property purchased pursuant to this Agreement in cash.

Representations and Warranties of Buyer

Buyer hereby represents and warrants the following to Seller for the purpose of inducing Seller to enter into this Agreement and to consummate the transactions contemplated hereby, all of which shall be true as of the date hereof and the effective date:

Buyer has the legal power, right and authority to enter into this Agreement and the instruments and documents referenced herein, and to consummate the transaction contemplated hereby.  The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer represent and warrant that they have the power, right and authority to bind Buyer.

All requisite action has been taken by Buyer and all requisite consents have been obtained in connection with entering into this Agreement and the instruments and documents referenced herein, and the consummation of the transaction contemplated hereby, and no consent of any other party is required.

This Agreement is, and all agreements, instruments and documents to be executed by Buyer pursuant to this Agreement shall be duly executed by and are, or shall be, valid and legally binding upon Buyer and enforceable in accordance with their respective terms.

Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby shall result in a breach of or constitute a default under any agreement, document, instrument or any other obligation to which Buyer is a party or to which Buyer may be bound or affected, or under any law, statute, ordinance, rule, governmental regulation or any writ, injunction, order or decree of any court or governmental body, applicable to Buyer or to the Property.

Representations and Warranties of Seller

Seller’s Representations. Seller hereby represents and warrants the following to Buyer for the purpose of inducing Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, all of which shall be true as of the Closing Date and shall survive the closing:

Buyer is acquiring 20 pharmacy licenses and two control substance licenses.  Seller warrants that all licenses are current, and agrees to assist in the transfer of all licenses until all transfers are complete.

Seller has the legal right and authority to enter into this transaction.  Seller has the legal power, right and authority to enter into this Agreement and the instruments and documents referenced herein, and to consummate the transaction contemplated hereby. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller hereby represent and warrant that they have the power, right and authority to bind Seller.

All requisite actions have been taken by Seller and all requisite consents have been obtained in connection with the entering into this Agreement and the instruments and documents referenced herein.

This Agreement, with attached exhibits, is, and all agreements, instruments and documents to be executed by Seller pursuant to this Agreement, shall be duly executed by and are, or shall be, valid and legally binding upon Seller and enforceable in accordance with their respective terms.

Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby shall result in a breach of or constitute a default under any agreement, document, instrument, or other obligation to which Seller is a party or by which Seller may be bound, or under any law, statute, ordinance, rule, governmental regulation or any writ, injunction, order or decree of any court or governmental body.

No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending against Seller or, to the best of Seller’s knowledge, any partners of Seller that can or would encumber the assets listed herein and cause them not to be transferred.

No other documents that materially affect this agreement exist outside of those to be furnished to RxFS pursuant to this Agreement at Closing.

Seller’s Knowledge.  As used herein, “to Seller’s actual knowledge” and phrases of similar import means the current actual (not constructive) conscious knowledge, without attribution and without any duty of independent investigation or inquiry whatsoever and without undertaking any investigation or inquiry.

Costs.   Each party shall pay all attorneys’ fees, accounting fees, and other expenses incurred by it in connection with the transactions contemplated hereby except as may otherwise be described in this Agreement.

Conditions Precedent. The obligation of Buyer to consummate the purchase of the other property and the conveyance of the Stock hereunder is subject to the satisfaction of each of the following condition precedent:

Buyer shall be provided all books, leases, records, licenses and other information requested by Buyer to purchase the assets.

The representations and warranties of Seller contained in this Agreement shall be true on and as of the Close of this transaction as if the same were made on and as of that date.

Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Seller prior to or on the Close of this transaction.

Notices.   Any notice, demand or document which any party is required or may desire to give, deliver or make to any other party shall be in writing, and may be personally delivered or given or made by United States registered or certified mail, return receipt requested, by overnight delivery service (e.g., Federal Express), or by telecopied transmission addressed to the addresses provided by Seller and Buyer.

Further Assurances.  Seller and Buyer agree that at any time or from time to time after the execution of this Agreement they shall, upon request of each other, execute and deliver such further documents and do such further acts and things as such party may reasonably request in order to fully effect the purpose of this Agreement.

Attorney’s Fees.  In the event of any action for breach of, to enforce the provisions of, or otherwise involving this Agreement, the court in such action shall award a reasonable sum as attorneys’ fees to the party who, in the light of the issues litigated and the court’s decision on those issues was more successful in the action.  The more successful party need not be the party who recovers a judgment in the action.  If a party voluntarily dismisses an action, a reasonable sum as attorneys’ fees shall be awarded to the other party.

Miscellaneous Provisions.

Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, oral or written, express or implied, and all understandings, negotiations or discussions of the parties, whether oral or written, and there are no warranties, representations or agreements between the parties in connection with the subject matter hereof except as are set forth herein.

Continuing Obligations.  Both parties agree to execute all documents that may be required now and in the future to effectuate the intent of this agreement.

Partial Invalidity.  If any provision of this Agreement is held to be invalid, illegal or unenforceable to any extent at any time, the remainder of this Agreement shall not be affected and shall continue to be enforceable to the fullest extent permitted by law.

Amendments.  This Agreement may not be altered, amended, changed, waived, terminated or modified in any respect or particular unless the same shall be in writing and signed by or on behalf of the party to be charged therewith.

No Individual Liability.  All Parties agree that there is to be no Individual Liability on any of the Officers or Directors of both the Buyers and Sellers of the corporations.

Remedies.  Except as otherwise specifically provided herein, no remedy conferred upon a party in this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statue.

Texas Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but which when taken together shall constitute one and the same instrument.

Performance.  If the date on which Buyer or Seller is required to take any action under the terms of this Agreement occurs on a Saturday, Sunday, or Federal or State Holiday, then the action shall be taken on the next succeeding business day.

No Third Party Beneficiaries.  The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement of Purchase and Sale of Stock on the dates and at the places set forth opposite their signatures below.

“BUYER”

Intrepid Holdings, Inc.

A Nevada Corporation

Executed this 11th day of August, 2005

By: ________________________

       Maurice Stone, Chairman

       Its: Authorized Agent

“SELLER”

DB Vaughan, Inc.

Executed this 11th day of August, 2005

By: __________________________

       Daniel Vaughan, President

       Its: Authorized Agent

DUPLICATE  ORIGINALS

Intrepid Holdings/AssetPurchaseAgreement/8.11.05 - Page # of 6